CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE
May 31, 2017

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 31, 2017, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1032 per share to shareholders of record at the close of business on May 19, 2017.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short- term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0141	13.66%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0891	86.34%
Total (per common share)	0.1032	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.1380	19.10%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.5844	80.90%
Total (per common share)	0.7224	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2016 through 4/30/2017)
Annualized Distribution Rate as a Percentage of NAV^	8.62%
Cumulative Distribution Rate on NAV^	5.03%
Cumulative Total Return on NAV*	9.36%

Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2017**	7.62%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of April 30, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2016 through April 30, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO0001247 5/31/18

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE
June 30, 2017

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On June 30, 2017, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1032 per share to shareholders of record at the close of business on June 19, 2017.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short- term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0201	19.48%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0831	80.52%
Total (per common share)	0.1032	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.1581	19.15%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.6675	80.85%
Total (per common share)	0.8256	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2016 through 5/31/2017)
Annualized Distribution Rate as a Percentage of NAV^	8.51%
Cumulative Distribution Rate on NAV^	5.67%
Cumulative Total Return on NAV*	11.57%

Average Annual Total Return on NAV for the 5 Year Period Ending 5/31/2017**	9.66%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of May 31, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2016 through May 31, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO0001250 6/30/18

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE
July 31, 2017

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 31, 2017, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1032 per share to shareholders of record at the close of business on July 17, 2017.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short- term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0353	34.21%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0679	65.79%
Total (per common share)	0.1032	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.1934	20.82%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.7354	79.18%
Total (per common share)	0.9288	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2016 through 6/30/2017)
Annualized Distribution Rate as a Percentage of NAV^	8.55%
Cumulative Distribution Rate on NAV^	6.41%
Cumulative Total Return on NAV*	11.96%

Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2017**	9.55%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of June 30, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2016 through June 30, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO0001260 7/31/18

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE
August 31, 2017

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 31, 2017, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1215 per share to shareholders of record at the close of business on August 22, 2017.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short- term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0059	4.86%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1156	95.14%
Total (per common share)	0.1215	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.1993	18.98%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.8510	81.02%
Total (per common share)	1.0503	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2016 through 7/31/2017)
Annualized Distribution Rate as a Percentage of NAV^	9.92%
Cumulative Distribution Rate on NAV^	7.14%
Cumulative Total Return on NAV*	14.42%

Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2017**	9.52%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of July 31, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2016 through July 31, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001273 8/31/2018

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE
September 29, 2017

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 29, 2017, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1223 per share to shareholders of record at the close of business on September 20, 2017.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short- term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0064	5.23%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1159	94.77%
Total (per common share)	0.1223	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.2057	17.54%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.9669	82.46%
Total (per common share)	1.1726	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2016 through 8/31/2017)
Annualized Distribution Rate as a Percentage of NAV^	9.97%
Cumulative Distribution Rate on NAV^	7.97%
Cumulative Total Return on NAV*	15.57%

Average Annual Total Return on NAV for the 5 Year Period Ending 8/31/2017**	9.19%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of August 31, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2016 through August 31, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001282 9/30/2018

CLOUGH GLOBAL DIVIDEND AND INCOME FUND (NYSE MKT: GLV) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE
October 31, 2017

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 31, 2017, the Clough Global Dividend and Income Fund (NYSE MKT: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1216 per share to shareholders of record at the close of business on October 20, 2017.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short- term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0041	3.37%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.1175	96.63%
Total (per common share)	0.1216	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.2098	16.21%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	1.0844	83.79%
Total (per common share)	1.2942	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2016 through 9/30/2017)
Annualized Distribution Rate as a Percentage of NAV^	10.08%
Cumulative Distribution Rate on NAV^	8.94%
Cumulative Total Return on NAV*	14.60%

Average Annual Total Return on NAV for the 5 Year Period Ending 9/30/2017**	8.53%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of September 30, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2016 through September 30, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001293 10/31/2018